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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 8, 2004

                     INTERNATIONAL SPECIALTY HOLDINGS INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

         333-82822                              22-3807354
  (Commission File Number)             (IRS Employer Identification
                                                  Number)

300 DELAWARE AVENUE, SUITE 303
WILMINGTON, DELAWARE                                         19801
(Address of Principal Executive Offices)                   (Zip Code)

                                (302) 427-5715
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.


         On December 8, 2004, International Specialty Holdings Inc. (the "Company") announced the appointment, effective as of December 8, 2004, of Salvatore J. Guccione to the position of Senior Vice President and Chief Financial Officer.

         Mr. Guccione most recently served as Executive Vice President, Corporate Strategy and Development for Cambrex Corporation, a specialty chemical and life sciences company, from December 2002 until November 2004, and was responsible for their acquisition and divestiture program; corporate strategic planning and growth; and certain general management functions. Mr. Guccione joined Cambrex in December 1995 and served in various roles of increasing responsibility including, Vice President of Corporate Development, Senior Vice President, Corporate Development and Senior Vice President and Chief Financial Officer where he worked in areas of capital and financial planning and analysis, financial reporting, treasury, investor relations and risk management.

         Mr. Guccione was previously employed by the Company's parent, International Specialty Products Inc. and its predecessor from 1987 through 1993 as Director, Mergers and Acquisitions and Corporate Development and from 1993 through December 1995 as Vice President/General Manager for Personal Care Products.










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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  December 9, 2004                By:     /s/ Kenneth M. McHugh
                                                ---------------------
                                        Name:   Kenneth M. McHugh
                                        Title:  Vice President and
                                                Controller